UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Aspen Aerogels, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Forbes Road, Building B, Northborough, MA	01532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 691-1111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Stockholders.

(a) On June 2, 2022, Aspen Aerogels, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) via live audio webcast on the Internet. Of the 36,018,471 shares of common stock issued and outstanding and eligible to vote as of the record date of April 5, 2022, a quorum of 27,888,447 shares, or 77.42% of the eligible shares, was present at the meeting or represented by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s board of directors (the “Board of Directors”) as Class II Directors until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Mark L. Noetzel	16,953,716	7,678,721	3,256,010
William P. Noglows	20,325,136	4,307,301	3,256,010

After the Annual Meeting, Steven R. Mitchell, Richard F. Reilly and Donald R. Young continued to serve as Class III Directors for terms that expire at the 2023 annual meeting and Rebecca B. Blalock and Robert M. Gervis continued to serve as Class I Directors for terms that expire at the 2024 annual meeting.

2. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
27,812,050	74,882	1,515	—

3. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2022 proxy statement, based on the following votes:

For	Against	Abstain	Broker Non-Votes
22,965,458	1,653,318	13,661	3,256,010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 3, 2022	Aspen Aerogels, Inc.

	By:	/s/ Ricardo C. Rodriguez
	Name:	Ricardo C. Rodriguez
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

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